Exhibit 10(b)(b)(b)

                                                     Service Agreement No. 40432
                                                     Control Number931229-9

                             FTS-2 SERVICE AGREEMENT

        THIS AGREEMENT, made and entered Into this 1st day of February,1994, by and between COLUMBIA GULF TRANSMISSION COMPANY ("Transporter") and ROANOKE GAS COMPANY ("Shipper").

         WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

        Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS-2 Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, First Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.102 of Subpart B of the Commission's regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper, a local distribution company.

        Section 2. Term. Service under this Agreement shall commence as of February 1, 1993 and shall continue in full force and effect until June 30, 1994. Thereafter, it shall continue from year to year unless cancelled by either party upon six (6) months prior written notice to the other party. Shipper and Transporter agree to avail themselves of the Commission's pregranted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

        Section 3. Rates. Shipper shall pay the charges and furnish the Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

        Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 683, Houston, Texas 77001, Attention:
Director, Planning, Transportation and Exchange; notices to Shipper shall be addressed to it at 519 Kimball Ave., N.E., Roanoke, Virginia 24016, Attention:
Mr. Arthur L. Pendleton, until changed by either party by written notice.

        Section 5. Superseded Agreements. This Agreement supersedes and cancels, as of the effective date hereof the following contracts: 37380, 37381, 37383.

        ROANOKE GAS COMPANY                        COLUMBIA GULF
                                                   TRANSMISSION COMPANY

BY       s/Arthur L. Pendleton              By      s/Paul H. Pieir
         ----------------------                     ---------------------
Title    s/VP Operations                    Title  Vice President
         ----------------------                    -----------------------

                                                       Revision No.__________
                                                       Control No.  931229-9


                    Appendix A to Service Agreement No.40432
                            Under Rate Schedule FTS-2
            between Columbia Gulf Transmission Company (Transporter)
                        and Roanoke Gas Company (Shipper)

                      Transportation Demand 10, 998 Dth/day

                             Primary Receipt Points

Measuring                                                    Maximum Daily
Point No.              Measuring Point Name                  Quantity (Dth/day)
---------      ----------------------------------------      ------------------
M.S.    433    Egan A, Acadia Parish, LA. - CGT                         1,750
M.S.    512    Lake Long, LaFourche Parish, LA. - Amoco                   750
M.S.    646    Lake Boudreaux, Terrebonne Parish, LA. - Amoco             750
M.S.    701    Adobe #3, S. Lake Arthur, Vermilion Parish, LA           3,000
M.S.    4041   New Iberia Parish, LA. - Texas Power                       750
M.S.    4046   S. Lake Arthur, Vermilion Parish, LA - TexCon            3,998


                             Primary Delivery Points

Measuring                                                    Maximum Daily
Point No.              Measuring Point Name                  Quantity (Dth/day)
---------      ----------------------------------------      ------------------

M.S. 2700010   Raine Compressor Station, located in Acadia Parish, LA   10,998

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.

CANCELLATION OF PREVIOUS APPENDIX A
-----------------------------------

Service changes pursuant to this Appendix A shall commence as of February 1, 1994. This Appendix A shall cancel and supersede the previous Appendix A to the Service Agreement dated November 1, 1993. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

        ROANOKE GAS COMPANY                        COLUMBIA GULF
                                                   TRANSMISSION COMPANY

By       s/Arthur L. Pendleton              By        s/Paul H. Pieir
         -----------------------                     ------------------------
Its      s/VP Operations                    Its          Vice President
         -----------------------                     ------------------------
Date     1/21/94                            Date           1/14/94
         -----------------------                     ------------------------

                                                   Revision No.  1
                                                   Control No. 1994-07-11-0021

Appendix A to Service Agreement No.40432
Under Rate Schedule FTS2
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) ROANOKE GAS COMPANY


                       Transportation Demand        13, 998    Dth/day


                             Primary Receipt Points

               Measuring            Measuring                    Maximum Daily
               Point No.            Point Name                   Quantity (Dth/Day)
------------------------------------------------------------------------------------

               4041                 TEJAS  POWER - IBERIA                 750
               4046                 PG&E-LAKE  ARTHUR                   3,998
               433                  CGT-EGAN  A                         1,750
               512                  BADGER-LAKE  LONG                     750
               646                  APACHE-LAKE  BOUDREAU                 750
               701                  ADOBE-LAKE  ARTHUR                  3,000
               705                  ADOBE-LAKE  ARTHUR                  3,000



                                                  Revision No.  1
                                                  Control No. 1994-07-11 - 0021
Appendix A to Service Agreement No. 40432
Under Rate Schedule FTS2
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) ROANOKE GAS COMPANY



                             Primary Receipt Points

               Measuring            Measuring                    Maximum Daily
               Point No.            Point Name                   Quantity (Dth/Day)
------------------------------------------------------------------------------------

               2700010              CGT - RAYNE                         13,998

                                                   Revision No.  1
                                                   Control No.1994-07-11 - 0021

Appendix A to Service Agreement No.40432
Under Rate Schedule FTS2
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) ROANOKE GAS COMPANY



The Master list of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.



CANCELLATION OF PREVIOUS APPENDIX A


Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1994. This Appendix A shall cancel and supersede the previous Appendix A effective as of FEBRUARY 01, 1994 to the Service Agreement referenced above. With the exception of this Appendix A. all other terms and conditions of said Service Agreement shall remain in full force and effect.

        ROANOKE GAS COMPANY

By:      s/Arthur L. Pendleton
        -------------------------
Name:   Arthur L. Pendleton
        -------------------------
Title:  V. P. Operations
        -------------------------
Date:   8/25/94
        -------------------------
        COLUMBIA GULF TRANSMISSION COMPANY

By:      s/Paul H. Pieir
        -------------------------
Name:   Paul H. Pieir
        -------------------------
Title:  Vice President
        -------------------------
Date:   8/10/94
        -------------------------